Exhibit 99 (c)
UNITED STATES DISTRICT COURT
EASTERN DISTRICT OF MICHIGAN
SOUTHERN DIVISION

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IN RE: DELPHI CORPORATION	:	MDL No. 1725
SECURITIES, DERIVATIVE & “ERISA”	:	Master Case No. 05-md-1725
LITIGATION	:	Hon. Gerald E. Rosen
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	:	This Document Relates to:
	:	All Cases
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STIPULATION AND AGREEMENT OF INSURANCE SETTLEMENT
     This Stipulation and Agreement of Insurance Settlement (the “Insurance Stipulation”) relates to all cases in the above-captioned In re: Delphi Corp. Securities, Derivative & “ERISA” Litigation, Master File No. 05-md-1725 (GER)(E.D. Mich.), and SEC v. Delphi Corporation, et al., No. 06-14891 (E.D. Mich.). This Stipulation is entered into among Delphi Corporation (“Delphi” as defined herein); J.T. Battenberg III, Milan Belans, John G. Blahnik, Robert H. Brust, Virgis W. Colbert, Alan S. Dawes, David N. Farr, Paul R. Free, Bernd Gottschalk, Peter H. Janak, Judith Kudla, Susan A. McLaughlin, Oscar de Paula Bernardes Neto, Cynthia A. Niekamp, John D. Opie, Roger S. Penske, Catherine Rozanski, Donald S. Runkle, John D. Sheehan, and Patricia C. Sueltz (collectively, the “Delphi Officers and Directors”); and National Union Fire Insurance Company of Pittsburgh, Pa., Zurich American Insurance Company, Federal Insurance Company, Twin City Fire Insurance Company, American Casualty Company of Reading PA, Arch Insurance Company, St. Paul Mercury Insurance Company, Great American

Insurance Company, Allied World Assurance Company LTD, Endurance Specialty Insurance Ltd., and Starr Excess International (collectively, the “Insurers” as defined herein);
     WHEREAS:
     A. Beginning on March 7, 2005, several putative securities class actions were filed in the Court and the United States District Court for the Southern District of New York against Delphi, current and former Delphi officers and directors and various other defendants. Plaintiffs thereafter voluntarily dismissed the actions filed in the Court. On June 27, 2005, Judge Naomi Reice Buchwald of the United States District for the Southern District of New York appointed lead plaintiffs to prosecute the actions on behalf of all purchasers of Delphi securities during the putative class period and appointed lead plaintiffs’ counsel as lead counsel in the actions. The actions filed in the United States District Court for the Southern District of New York were consolidated by order of that court, entered September 23, 2005, under the caption In re: Delphi Corp. Securities Litigation, Master File No. 1:05-CV-2637 (NRB).
     B. On September 30, 2005, lead plaintiffs filed a Consolidated Class Action Complaint (the “Complaint”) on behalf of all persons and entities who purchased or otherwise acquired publicly traded securities of Delphi, including securities issued by Delphi Trust I and Delphi Trust II, during the period between March 7, 2000 and March 3, 2005, inclusive (the “Class Period”), against Delphi, Delphi Trust I, Delphi Trust II, certain of the Delphi Officers and Directors, the Underwriters, J. Michael Losh, Harry J. Pearce, John F. Smith, Deloitte & Touche LLP, BBK, Ltd., Setech, Inc., and JPMorgan Chase & Co. (as successor-in-interest to Bank One Corporation), alleging violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 10b-5 promulgated thereunder, and Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 (the “Securities

Act”). The Complaint alleges, among other things, that Delphi, with the participation of others, improperly accounted for various transactions and otherwise made material misstatements regarding its financial position and results to inflate its earnings.
     C. On October 8, 2005, Delphi filed for protection under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the Bankruptcy Court.
     D. On December 12, 2005, the Judicial Panel on Multidistrict Litigation ordered the transfer of the Delphi Securities Action (and other related federal actions, including the Delphi ERISA Action) to the Court for coordinated or consolidated pretrial proceedings. On March 10, 2006, certain defendants moved to dismiss the Complaint. On May 12, 2006, lead plaintiffs filed papers in opposition to the motions to dismiss. On June 12, 2006, the defendants filed their reply papers in further support of the motions to dismiss. On February 15, 2007, the Court granted lead plaintiffs’ motion for partial modification of the discovery stay implemented pursuant to the Private Securities Litigation Reform Act and, on March 21, 2007, denied certain defendants’ motion for reconsideration of that ruling.
     E. On March 14, 2006, lead plaintiffs voluntarily dismissed without prejudice from the Delphi Securities Action defendants J. Michael Losh, Harry J. Pearce, and John F. Smith, who were all former directors of both General Motors Corporation and Delphi.

     F. On April 11, 2005, a putative class action was filed in the United States District Court for the Southern District of Florida against Delphi Trust I, J.T. Battenberg III, Robert H. Brust, Virgis W. Colbert, Alan S. Dawes, David N. Farr, Bernd Gottschalk, Shoichiro Irimajiri, Oscar de Paula Bernardes Neto, John D. Opie, Roger S. Penske, Donald S. Runkle, John D. Sheehan, Patricia C. Sueltz, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, UBS Securities LLC, and Wachovia Capital Markets, LLC, under the caption Bernstein v. Delphi Trust I, et al., No. 9:05-CV-80307 (KLR) (the “Bernstein Action”). The complaint alleged violations of Sections 11 and 15 of the Securities Act in connection with the sale of securities of Delphi Trust I. On July 20, 2005, upon unopposed motion, the Southern District of Florida appointed plaintiff Sidney Bernstein as lead plaintiff in the Bernstein Action and appointed his selection of counsel as co-lead counsel in the Bernstein Action (the “Bernstein Order”). On August 29, 2005, the Southern District of Florida stayed the Bernstein Action pending transfer of all related actions by the multidistrict litigation panel. On October 16, 2006, this Court granted the lead plaintiffs’ motion to vacate the Bernstein Order. For purposes of this Insurance Stipulation, the term “Delphi Securities Action” includes the Bernstein Action.
     G. Beginning on March 8, 2005, several putative class actions alleging violations of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) were filed in the Court and the United States District Court for the Southern District of Ohio against Delphi and various other defendants. Plaintiffs in those actions thereafter voluntarily dismissed the action filed in the United States District Court for the Southern District of Ohio. On September 13, 2005, Judge Paul D. Borman of the United States District for the Eastern District of Michigan appointed the named plaintiffs as lead plaintiffs to prosecute the actions on behalf of the putative class of participants in the Plans during the putative class period. The ERISA actions filed in the Court were consolidated by order, entered September 13, 2005, under the caption In re Delphi Corp. ERISA Litigation, Master File No. 05-CV-70882 (PDB).
     H. On December 12, 2005, the Judicial Panel on Multidistrict Litigation ordered the transfer of the Delphi ERISA Action (and other related federal actions, including the Delphi Securities Action) to this Court for coordinated or consolidated pretrial proceedings.

     I. On March 3, 2006, the named plaintiffs in the Delphi ERISA Action filed a Consolidated Class Action Complaint (the “ERISA Complaint”), on behalf of all persons who were (i) participants in or beneficiaries of the Delphi Savings-Stock Purchase Program for Salaried Employees, the Delphi Personal Savings Plan for Hourly-Rate Employees, or the ASEC Manufacturing Savings Plan between May 28, 1999 and November 1, 2005, inclusive, or (ii) participants in or beneficiaries of the Delphi Mechatronic Systems Savings-Stock Purchase Program between June 1, 2001 and November 1, 2005, inclusive, and whose accounts included investments in the Delphi and/or GM Stock Funds, alleging violations of Sections 502(a)(2) and 502(a)(3) of ERISA, and violations of fiduciary duties under common law. The ERISA Complaint alleges, among other things, that Delphi improperly accounted for various transactions and otherwise made material misstatements regarding its financial position and results, with the participation of others, to inflate its earnings and that the Defendants breached their fiduciary duties to the Class in their management of the retirement plans and the plans’ assets. On April 12, 2006, certain defendants moved to dismiss the ERISA Complaint. On May 12, 2006, the named plaintiffs filed papers in opposition to the motions to dismiss. On June 12, 2006, the defendants filed their reply papers in further support of the motions to dismiss.
     J. On July 21, 2004, the United States Securities and Exchange Commission (“SEC”) initiated a formal investigation and on October 30, 2006, filed an enforcement action, captioned SEC v. Delphi Corp. et al., No. 06-14891 (E.D. Mich.), with respect to Delphi and certain of the Delphi Officers and Directors related to certain of the facts alleged in the Delphi Securities Action and related matters (the “SEC Investigation and Enforcement Action”).
     K. The United States Department of Justice (“DOJ”) initiated an investigation and may initiate one or more legal proceedings with respect to certain of the matters in the SEC

Investigation and Enforcement Action and related matters, and the United States Attorney’s Office for the Southern District of New York initiated an investigation and may initiate one or more legal proceedings concerning General Motors’ purchasing practices (collectively the “DOJ Investigation and Potential Proceedings”).
     L. Delphi and the Delphi Officers and Directors notified the Insurers of the Delphi Securities Action, the Delphi ERISA Action, the SEC Investigation and Enforcement Action, the DOJ Investigation and Potential Proceedings, and the Delphi Derivative Demands and Actions (as defined herein)(collectively the “Insurance Claim” (as defined herein)).
     M. The Insurers reserved their rights to assert various coverage defenses under the “Insurance Policies” (as defined herein) with respect to the Insurance Claim.
     N. Delphi Corporation has entered into certain agreements both before and after the filing of its bankruptcy petition with a number of insurance companies in order to resolve certain asserted defenses under the Insurance Policies and at law.
     O. Pursuant to the Order Under 11 U.S.C. § 105(a) and Fed. R. Bankr. P. 2016(a) Authorizing Advancement of Defense Costs Under Debtors’ Insurance Policies (In re Delphi Corporation, No. 05-44481 (RDD) (Bankr., S.D.N.Y.)) one of the Insurers, National Union Fire Insurance Company of Pittsburgh, Pa., is permitted to advance up to $5 million of its $25 million limit of liability for the defense costs of certain of Delphi’s former officers and employees in the Delphi Securities Action, the Delphi ERISA Action, the SEC Investigation and Enforcement Action, and the DOJ Investigation and Potential Proceedings.
     P. With the assistance of the Honorable Layn R. Phillips, former United States District Judge, acting as a special master for settlement purposes, the lead plaintiffs in the Delphi Securities Action and the named plaintiffs in the Delphi ERISA Action, by their counsel, have conducted discussions with Delphi’s counsel, counsel for the Delphi Former Officers and Employees, the counsel for the remaining Delphi Officers and Directors, and the Insurers with respect to a compromise and settlement of the Delphi Securities Action and the Delphi ERISA Action (the “Mediation”).
     Q. The Delphi Former Officers and Employees were each represented by counsel at the Mediation and conducted discussions with Delphi’s counsel and the Insurers with respect to the amount of insurance proceeds that would be used for the defense of the Delphi Former Officers and Employees in the SEC Investigation and Enforcement Action, the DOJ Investigation and Potential Proceedings and any other liability or exposure that they may face as a result of their work at Delphi.
     R. The Parties agree that, in order fully to resolve the Insurance Claim (as defined herein), it is a necessary condition to the Insurance Settlement (as defined herein) that the Court contemporaneously approve (i) the separate Delphi ERISA Action Settlement and (ii) the separate Delphi Securities Action Settlement.
     NOW THEREFORE, without any admission or concession on the part of the Insurers of any lack of merit of their defenses to coverage for the Insurance Claim whatsoever, and without any admission or concession of any lack of merit of the Insurance Claim whatsoever by Delphi and the Delphi Officers and Directors, it is hereby STIPULATED AND AGREED, by and between the parties to this Insurance Stipulation, subject to approval of the Court pursuant to Rule 23(e) of the Federal Rules of Civil Procedure of the Delphi Securities Action Settlement and the Delphi ERISA Action Settlement, in consideration of the benefits flowing to the parties hereto from the Insurance Settlement (as defined herein), that all Settled Insurance Claims (as defined herein), all Settled Officer and Director Claims (as defined herein), and all Settled

Delphi Claims, shall be compromised, settled, released and dismissed with prejudice, and the Insurance Policies shall be deemed fully exhausted and forever discharged upon and subject to the following terms and conditions:
DEFINITIONS
     1. As used in this Insurance Stipulation, the following terms shall have the following meanings:
          (a) “Bankruptcy Case” means the chapter 11 cases of Delphi and certain of its affiliates, jointly administered by the Bankruptcy Court as Case No. 05-44481 (RDD).
          (b) “Bankruptcy Court” means the United States Bankruptcy Court for the Southern District of New York.
          (c) “Barred Persons” means any person who is, may be, or claims to be an insured under any of the Insurance Policies or who otherwise claims to have an interest in the Insurance Policies, including any interest alleged to arise by reason of a claim against an insured, or who derives their claim from any insured under any of the Insurance Policies, including without limitation any judgment creditors, claimants, assignees or similar persons.
          (d) “Court” means the United States District Court for the Eastern District of Michigan.
          (e) “Delphi” means Delphi Corporation (including without limitation Delphi Corporation as Debtor in Possession) and Delphi Trust I and Delphi Trust II.
          (f) “Delphi Derivative Demands and Actions” means those derivative demands that were made and actions that were filed against certain of the Delphi Officers and Directors alleging the same or related facts as those alleged in the Delphi Securities Action, including Dangerfield v. Battenberg, et. al, No. 2:05-CV-72550 (GER) (E.D. Mich.); Fosbre v. Delphi Corporation, et al., No. 2:06-CV-10031 (GER) (E.D. Mich.); Lemon Bay Partners v.

Delphi Corporation, et al., No. 05-065192-CZ (SNA) (Circuit Court of Oakland County, Michigan); Wilheimer v. Delphi Corporation, et al., No. 05-068931-CK (MAG) (Circuit Court of Oakland County, Michigan); and a March 18, 2005 shareholder demand on behalf of Norman Rosenkrantz pursuant to Del. Ct. Ch. R. 23.1.
          (g) “Delphi ERISA Action” means In re: Delphi Corp. Securities, Derivative & “ERISA” Litigation, Master File No. 05-md-1725 (GER), relating to In re: Delphi Corp. ERISA Litigation, Case Nos. 05-CV-70882, 05-CV-70940, 05-CV-71030, 05-CV-71200, 05-CV-71249, 05-CV-71291, 05-CV-71339, 05-CV-71396, 05-CV-71397, 05-CV-71398, 05-CV-71437, 05-CV-71508, 05-CV-71620, 05-CV-71897, and 05-CV-72198.
          (h) “Delphi ERISA Action Escrow Agent” means that entity identified in ¶ 1(u) of the Delphi ERISA Action Stipulation.
          (i) “Delphi ERISA Action Stipulation” or “Delphi ERISA Action Settlement” means the Stipulation and Agreement of Settlement in the Delphi ERISA Action.
          (j) “Delphi Former Officers and Employees” means J.T. Battenberg III, Milan Belans, John G. Blahnik, Alan S. Dawes, Paul R. Free, Peter H. Janak, Judith Kudla, and Catherine Rozanski.
          (k) Delphi Former Officers and Employees Escrow Agent means a person or entity to be identified by the Delphi Former Officers and Employees by September 4, 2007.
          (l) “Delphi Officers and Directors” means J.T. Battenberg III, Milan Belans, John G. Blahnik, Robert H. Brust, Virgis W. Colbert, Alan S. Dawes, David N. Farr, Paul R. Free, Bernd Gottschalk, Peter H. Janak, Judith Kudla, Susan A. McLaughlin, Oscar de Paula Bernardes Neto, Cynthia A. Niekamp, John D. Opie, Roger S. Penske, Catherine Rozanski, Donald S. Runkle, John D. Sheehan, and Patricia C. Sueltz.

          (m) “Delphi Officers and Directors Released Parties” means the Delphi Officers and Directors and any and all past, present, and future heirs, estates, administrators, trustees, executors, agents, attorneys, representatives, and assigns of each of the Delphi Officers and Directors, as well as any person acting on behalf of the Delphi Officers and Directors, either singularly or collectively;
          (n) “Delphi Released Parties” means Delphi and any and all predecessors, successors, parents, subsidiaries, affiliates, assigns, transferees, agents, attorneys, directors, officers, employees, shareholders of Delphi and any person or entity acting on Delphi’s behalf.
          (o) “Delphi Securities Action” means In re: Delphi Corp. Securities, Derivative & “ERISA” Litigation, Master File No. 05-md-1725 (GER) and relating to In re: Delphi Corp. Securities Litigation, No. 06-10026, and Case Nos. 06-10027, 06-10028, 06-10029, 06-10030, 06-10031 and 06-10032, and Bernstein v. Delphi Trust I, et al. No. 2:06-CV-10025 (GER)(formerly No. 9:05-CV-80307 (KLR)(S.D. Fla.)).
          (p) “Delphi Securities Action Escrow Agent” means that entity identified in ¶ 1(z) of the Delphi Securities Action Stipulation.
          (q) “Delphi Securities Action Stipulation” or “Delphi Securities Action Settlement” means the Stipulation and Agreement of Settlement in the Delphi Securities Action.
          (r) “Effective Date of the Insurance Settlement” means the date upon which the Insurance Settlement contemplated by this Insurance Stipulation shall become effective, as set forth in ¶ 12 hereof.
          (s) “Insurance Claim” means Delphi’s and the Delphi Officers’ and Directors’ claim for insurance coverage with respect to the Delphi Securities Action, the Delphi ERISA Action, the SEC Investigation and Enforcement Action, the DOJ Investigation and Potential

Proceedings, the Delphi Derivative Demands and Actions and all matters based upon, arising out of or alleging the same or related “Wrongful Acts” (as that term is defined in National Union Fire Insurance Company of Pittsburgh, Pa. Policy No. 931-88-56).
          (t) “Insurance Policies” means the following: National Union Fire Insurance Company of Pittsburgh, Pa. Policy Nos. 931-88-56 and 931-88-61; Zurich American Insurance Company Policy No. DOC 3597322 02; Federal Insurance Company Policy No. 8155-9921; Twin City Fire Insurance Company Policy No. 00 DA 0153136-04; American Casualty Company of Reading PA Policy Nos. 169654153 and 267960067; Arch Insurance Company Policy No. 41DOX15380 01; St. Paul Mercury Insurance Company Policy No. 512CM1117; Great American Insurance Company Policy No. DFX0009714; Allied World Assurance Company LTD Policy No. C001635/002; Endurance Specialty Insurance Ltd. Policy No. 008557 002; and Starr Excess International Policy No. 6461124.
          (u) “Insurance Settlement” means the settlement contemplated by this Insurance Stipulation.
          (v) “Insurance Settlement Amount” means the total amount to be paid by the Insurers as provided in ¶ 9 hereof and in accordance with the terms of this Insurance Stipulation.
          (w) “Insurers” means the following: National Union Fire Insurance Company of Pittsburgh, Pa.; Zurich American Insurance Company; Federal Insurance Company; Twin City Fire Insurance Company; American Casualty Company of Reading PA; Arch Insurance Company; St. Paul Mercury Insurance Company; Great American Insurance Company; Allied World Assurance Company LTD; Endurance Specialty Insurance Ltd.; and Starr Excess International.

          (x) “Insurers Released Parties” means any and all of the Insurers, their past or present or future subsidiaries, parents, principals, affiliates, general or limited partners or partnerships, successors and predecessors, heirs, estates, assigns, officers, directors, shareholders, owners, representatives, agents, employees, attorneys, advisors, insurers, co-insurers, re-insurers, consultants, administrators, executors, or trustees.
          (y) “Notice Costs” means the costs of notice incurred in connection with the Securities Action Settlement and the ERISA Action Settlement.
          (z) “Parties” means Delphi, the Delphi Officers and Directors and the Insurers.
          (aa) “Released Parties” means the Delphi Released Parties, the Delphi Officers and Directors Released Parties and the Insurers Released Parties.
          (bb) “Settled Delphi Claims” means any and all claims, potential claims, debts, demands, rights or causes of action, suits, matters, reckonings, obligations, liens, and issues or liabilities whatsoever (including, but not limited to, any claims for damages, interest, attorneys’ fees, expert or consulting fees, and any other costs, reimbursement, indemnification, expenses or liability whatsoever), whether based on United States federal, state, local, statutory or common law or any other law, rule or regulation, whether fixed or contingent, accrued or unaccrued, liquidated or unliquidated, at law or in equity, matured or unmatured, whether class or individual in nature, including both known claims and Unknown Claims (as defined herein), (i) that have been asserted against Delphi by the Insurers or the Delphi Officers and Directors with respect to the Delphi Securities Action, the ERISA Action, the Delphi Derivative Demands and Actions, the SEC Investigation and Enforcement Action, or the DOJ Investigation and Potential Proceedings, or (ii) that could have been asserted in any forum against Delphi by the Insurers or the Delphi Officers and Directors, or any of their successors and assigns arising out of, based upon or related to the allegations, transactions, facts, matters or occurrences, representations or omissions involved, set forth, or referred to in the Delphi Securities Action, the Delphi ERISA Action, the Delphi Derivative Demands and Actions, the SEC Investigation and Enforcement Action, or the DOJ Investigation and Potential Proceedings, except claims to enforce the terms of this Insurance Stipulation.
          (cc) “Settled Officer and Director Claims” means any and all claims, potential claims, debts, demands, rights or causes of action, suits, matters, reckonings, obligations, liens and issues or liabilities whatsoever, including, but not limited to, any claims for damages, interest, attorneys’ fees, expert or consulting fees, and any other costs, reimbursement of any funds advanced (prior to or in connection with this Insurance Stipulation) by Delphi or the Insurers, indemnification, expenses or liability whatsoever, whether based on United States federal, state, local, statutory or common law or any other law, rule or regulation, whether fixed or contingent, accrued or unaccrued, liquidated or unliquidated, at law or in equity, matured or unmatured, whether class or individual in nature, including both known claims and Unknown Claims (as defined herein), (i) that have been asserted by Delphi in the Delphi Securities Action, the ERISA Action, or on behalf of Delphi in the Delphi Derivative Demands and Actions against any of the Delphi Officers and Directors Released Parties, or (ii) that could have been asserted in any forum by the Delphi Released Parties or the Insurers Released Parties against any of the Delphi Officers and Directors Released Parties which arise out of, are based upon or related to accounting and/or financial reporting and disclosure at Delphi or the allegations, transactions, facts, matters or occurrences, representations or omissions involved, set forth, or referred to in the Delphi Securities Action, the Delphi ERISA Action, the Delphi Derivative Demands and

Actions, the SEC Investigation and Enforcement Action, or the DOJ Investigation and Potential Proceedings or the Insurance Claim, except claims to enforce the terms of this Insurance Stipulation.
          (dd) “Settled Insurance Claims” means any and all claims, potential claims, debts, demands, rights or causes of action, suits, matters, reckonings, obligations, liens and issues or liabilities whatsoever (including, but not limited to, any claims for damages, interest, attorneys’ fees, expert or consulting fees, and any other costs, reimbursement, indemnification, expenses or liability whatsoever), whether based on United States federal, state, local, statutory or common law or any other law, rule or regulation, whether fixed or contingent, accrued or unaccrued, liquidated or unliquidated, at law or in equity, matured or unmatured, whether class or individual in nature, including both known claims and Unknown Claims (as defined herein) arising out of, related to, based upon, by reason of, or in any way involving:
               (i) the Insurance Policies;
               (ii) the Insurance Claim, the allegations of the Insurance Claim, or the same or related facts, circumstances, transactions or events or series of facts, circumstances, transactions or events at issue in the Insurance Claim, including therein any claim that the Delphi Securities Action, the Delphi ERISA Action, the Delphi Derivative Demands and Actions, the SEC Investigation and Enforcement Action or the DOJ Investigation and Potential Proceedings are covered under any other insurance policies sold to Delphi Corporation;
               (iii) the defense of the Insurance Claim or, with respect to the Insurance Policies, the defense of any other claims, debts, demands, rights or causes of action, suits, matters, and issues or liabilities whatsoever;

               (iv) any claim for misrepresentation, fraud, indemnity, contribution, breach of contract, breach of duty, negligence, “bad faith,” violation of statute or regulation, unfair claims handling, or damages of any kind whatsoever arising out of or relating to the Insurance Claim and the Insurance Policies; except claims to enforce the terms of this Insurance Stipulation.
          (ee) “Unknown Claims” means any Settled Delphi Claims, Settled Officer and Director Claims and Settled Insurance Claims, which any Party does not know or suspect to exist in his, her or its favor at the time of the release of the Released Parties, which if known by him, her or it, might have affected his, her or its decision with respect to the Insurance Settlement. With respect to any and all Settled Delphi Claims, Settled Officer and Director Claims and Settled Insurance Claims, the Parties stipulate and agree that upon the Effective Date of the Insurance Settlement, all Parties shall be deemed to have expressly waived any and all provisions, rights and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to Cal. Civ. Code § 1542, which provides:
A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.
The Parties acknowledge that the inclusion of “Unknown Claims” in the definitions of “Settled Delphi Claims,” “Settled Officer and Director Claims” and “Settled Insurance Claims” was separately bargained for and was a key element of the Insurance Settlement.
SCOPE AND EFFECT OF SETTLEMENT
     2. The obligations incurred pursuant to this Insurance Stipulation shall be in full and final disposition of the Insurance Claim and the Insurance Policies. It is understood and agreed that upon the Effective Date of the Insurance Settlement, the Insurance Policies shall be deemed fully exhausted and forever discharged.
     3. Subject to ¶ 14 hereof, upon the execution of this Insurance Stipulation, any proof of claim or any portion of any proof of claim filed in the Bankruptcy Case by or on behalf of the Delphi Officers and Directors Released Parties or the Insurers Released Parties relating to any claim of loss, damage, reimbursement, contribution or indemnification arising out of or relating to the Delphi Securities Action, the Delphi ERISA Action, the Delphi Derivative Demands and Actions, the SEC Investigation and Enforcement Action, or the DOJ Investigation and Potential Proceedings, including but not limited to the Proofs of Claim or portions of Proofs of Claim listed in Exhibit A hereto, shall be deemed to have an estimated amount of $0 for all purposes in the Bankruptcy Case.
     4. Upon the Effective Date of the Insurance Settlement, in exchange for the consideration set forth in this Insurance Stipulation, the Delphi Released Parties and the Delphi Officers and Directors Released Parties release and forever discharge, and are forever enjoined from prosecuting, any Settled Insurance Claim against any of the Insurers Released Parties, and shall not institute, continue, maintain or assert, either directly or indirectly, whether in the United States or elsewhere, on their own behalf or on behalf of any class or any other person, any action, suit, cause of action, claim or demand against any of the Insurers Released Parties or any other person who may claim any form of contribution or indemnity from any of the Insurers Released Parties in respect of any Settled Insurance Claim or any matter related thereto, at any time on or after the Effective Date of the Insurance Settlement.
     5. Upon the Effective Date of the Insurance Settlement, in exchange for the consideration set forth in this Insurance Stipulation, the Delphi Released Parties and the Insurers

Released Parties, with respect to each and every Settled Officer and Director Claim, release and forever discharge, and are forever enjoined from prosecuting, any Settled Officer and Director Claim against any of the Delphi Officers and Directors Released Parties, and shall not institute, continue, maintain or assert, either directly or indirectly, whether in the United States or elsewhere, on their own behalf or on behalf of any class or any other person, any action, suit, cause of action, claim or demand against any of the Delphi Officers and Directors Released Parties or any other person who may claim any form of contribution or indemnity from any Delphi Officers and Directors Released Parties in respect of any Settled Officer and Director Claim or any matter related thereto, at any time on or after the Effective Date of the Insurance Settlement, except as provided in ¶ 6 herein.
     6. Notwithstanding the provisions of ¶¶ 4-5 hereof, in the event that any of the Delphi Officers and Directors Released Parties asserts any claim against the Delphi Released Parties or their respective counsel, including any claim contemplated in a proof of claim or a portion of a proof of claim filed in the Bankruptcy case that is not otherwise released and withdrawn pursuant to this Insurance Stipulation, then Delphi and its successors and assigns and their counsel shall be entitled to use and assert the Settled Officer and Director Claim and any factual matters included within the Settled Officer and Director Claims against such Delphi Officers and Directors Released Parties in defense or set-off of such claim, including pursuant to the Bankruptcy Code or otherwise. In the event that Delphi asserts any of the Settled Officers and Directors Claims in defense or set-off of a claim made by one of the Delphi Officers and Directors against Delphi in the Bankruptcy Court and one of the Delphi Officers or Directors has been successful on the merits or otherwise with respect to such defense or set-off interposed by Delphi, then notwithstanding paragraph 8 hereof, the Delphi Officer or Director shall, pursuant to a proof of claim or interest that was timely filed in the Bankruptcy Case, be entitled to assert a claim for indemnification for legal fees and expenses incurred in defense of such Settled Officers and Directors Claims to the extent such indemnification is required by Article V of Delphi’s bylaws in effect as of the time of the filing of the Bankruptcy Case and/or Delaware law, and if such proof of claim or interest is allowed, such indemnification shall be payable to the extent allowed by the Bankruptcy Court in the applicable plan currency commensurate with other similarly allowed claims or interests.
     7. Within ten (10) days of the Effective Date of the Insurance Settlement, Delphi shall dismiss with prejudice Delphi Corporation v. National Union Fire Insurance Company of Pittsburgh, Pa., Adversary Proceeding No. 07-01435 [RDD], pending in the United States Bankruptcy Court for the Southern District of New York.
     8. Upon the Effective Date of the Insurance Settlement, in exchange for the consideration set forth in this Insurance Stipulation, the Insurers Released Parties and the Delphi Officers and Directors Released Parties release and forever discharge, and are forever enjoined from prosecuting, any Settled Delphi Claim against the Delphi Released Parties and shall not institute, continue, maintain or assert, either directly or indirectly, whether in the United States or elsewhere, on their own behalf or on behalf of any class or any other person, any action, suit, cause of action, claim or demand against Delphi Released Parties or any other person who may claim any form of contribution or indemnity from Delphi Released Parties in respect of any Settled Delphi Claim or any matter related thereto, at any time on or after the Effective Date of the Insurance Settlement, provided further that on the Effective Date of the Insurance Settlement, (i) the Delphi Officers and Directors Released Parties shall be deemed to have withdrawn all proofs of claim or all portions of any proofs of claim filed in the Bankruptcy Case by them or on their behalf relating to any claim of loss, damage, reimbursement, contribution or indemnification arising out of or relating to the Delphi Securities Action, the Delphi ERISA Action, the Delphi Derivative Demands and Actions, the SEC Investigation and Enforcement Action, or the DOJ Investigation and Potential Proceedings, including but not limited to the Proofs of Claim or portions of the Proofs of Claim listed in Exhibit A hereto, and (ii) the Insurers Released Parties shall be deemed to have withdrawn all proofs of claim or all portions of any proofs of claim filed in the Bankruptcy Case by them or on their behalf relating to, based upon or by reason of the Insurance Policies.
SETTLEMENT CONSIDERATION
     9. In consideration for the release and discharge provided for in ¶ 4 hereof, the Insurers shall distribute or pay or cause to be paid the Insurance Settlement Amount, as follows:

INSURER	AMOUNT	RECIPIENT
National Union Fire Insurance Company of Pittsburgh, Pa. (“National Union”)	$20 Million	Delphi Former Officers and Employees Escrow Agent

Zurich American Insurance Company (“Zurich”)	$22.5 Million $2.5 Million	ERISA Action Escrow Agent Securities Action Escrow Agent

Federal Insurance Company	$25 Million	Securities Action Escrow Agent

Twin City Fire Insurance Company	$15 Million	Securities Action Escrow Agent

American Casualty Company of Reading PA	$15 million	Securities Action Escrow Agent

Arch Insurance Company	$7.5 Million	Securities Action Escrow Agent

St. Paul Mercury Insurance Company	$4.3 Million	Securities Action Escrow Agent

Great American Insurance Company	$4.3 Million	Securities Action Escrow Agent

Allied World Assurance Company LTD	$6.25 Million	Securities Action Escrow Agent

Endurance Specialty Insurance Ltd.	$3.75 Million	Securities Action Escrow Agent

Starr Excess International	$5 Million	Securities Action Escrow Agent
National Union shall pay its share of the Insurance Settlement Amount to the Delphi Former Officers and Employees Escrow Agent within ten (10) business days after the later of the entry by the District Court for the Eastern District of Michigan of an order preliminarily approving the Delphi Securities Action Settlement or the entry by the District Court for the Eastern District of Michigan of an order preliminarily approving the Delphi ERISA Action Settlement. Zurich shall pay its share of the Insurance Settlement Amount to the Delphi ERISA Action Escrow Agent within ten (10) business days after the entry by the Court of an order preliminarily approving the Delphi ERISA Action Settlement. Zurich and all other Insurers shall pay their share of the Insurance Settlement Amount to the Delphi Securities Action Escrow Agent within ten (10) business days after entry by the District Court for the Eastern District of Michigan of an order preliminarily approving the Delphi Securities Action Settlement. Delphi and/or the Delphi Former Officers and Employees shall provide the Insurers with wire transfer instructions for each escrow account (including the receiving bank (name and address), the account number, the routing number, the EIN, tax identification number, or a completed Form W-9 where required by an Insurer, name of payee or escrow accountholder) by or on the date the Court enters an order preliminarily approving the Delphi Securities Action Settlement or the Delphi ERISA Action Settlement, whichever occurs first.
     10. The portion of the Insurance Settlement Amount paid to the Delphi Former Officers and Employees Escrow Agent shall be apportioned among the Delphi Former Officers and Employees in amounts and pursuant to such terms as may be separately agreed upon by those parties and their counsel in advance and in writing and shall be used solely for defense costs incurred as part of the ongoing SEC Investigation and Enforcement Action, the DOJ Investigation and Potential Proceedings, the United States Attorney Office for the Southern District of New York’s investigation into General Motors’ purchasing practices and/or any other defense costs reasonably related to the Delphi Former Officers and Employees tenure at Delphi; provided, however, prior to the Effective Date of the Insurance Settlement, no payments may be made by the Delphi Former Officers and Employees Escrow Agent (a) unless and until the Delphi Former Officers and Employees provide to the Insurers an unsecured written undertaking to repay any sums so paid if the Insurance Settlement does not become effective and it is later determined that the Delphi Former Officers and Employees were not entitled to the amounts paid under the Insurance Policies, and (b) unless and until the Delphi Former Officers and Employees Escrow Agent is authorized to make such payments by an order of the Bankruptcy Court either upon uncontested motion or stipulated order notwithstanding the automatic stay, to the extent it applies. All parties to this Insurance Stipulation shall stipulate to such an order within 10 business days of receipt of such Stipulation, or, if a motion is necessary, such motion shall be unopposed by any Party to this Insurance Stipulation. Under no circumstance shall any sum so paid be used for purposes other than defense costs and, in particular, the sums so paid shall not be used for payment of any fine, penalty, or restitution.
     11. In addition, within ten (10) business days after entry by the Court of an order preliminarily approving the Delphi Securities Action Settlement, National Union shall cause to be paid to the Delphi Securities Action Escrow Agent (to be divided as agreed upon by the plaintiffs in the Securities Action and plaintiffs in the ERISA Action) the portion of the $5 million remaining limit of liability under National Union Policy Nos. 931-88-56 and 931-88-61 that has not already been incurred in the defense costs of the Former Officers and Employees for services rendered as of the entry by the Court of an order preliminarily approving the Delphi Securities Action Settlement.
EFFECTIVE DATE OF SETTLEMENT, WAIVER OR TERMINATION
     12. The “Effective Date of the Insurance Settlement” shall be the date when all the following conditions of settlement shall have occurred:
          (a) all conditions in ¶ 29 of the Delphi Securities Action Stipulation;
          (b) all conditions in ¶ 17 of the Delphi ERISA Action Stipulation; and
          (c) entry of an Order by the Bankruptcy Court approving this Insurance Settlement and barring and enjoining the institution and/or prosecution of any actions or claims by any Barred Person against any of the Insurers arising out of or related to any of the Insurance Policies or the obligations of any of the Insurers under any of the Insurance Policies.

     13. This Insurance Settlement shall terminate if the Delphi Securities Action Settlement terminates pursuant to ¶ 30-31 of the Delphi Securities Action Stipulation or if the Delphi ERISA Action Settlement terminates pursuant to ¶ 18-19 of the Delphi ERISA Action Stipulation.
     14. Except as otherwise provided herein, in the event the Insurance Settlement is terminated, the parties to this Insurance Stipulation shall be deemed to have reverted to their respective status immediately prior to the execution of this Insurance Stipulation and, except as otherwise expressly provided, the parties shall proceed in all respects as if this Insurance Stipulation and any related orders had not been entered. Except as provided in paragraph 15 below, within ten (10) business days following any termination of this Insurance Stipulation, the Insurers shall be entitled to be paid by the respective Escrow Agents pro rata the amounts specified in ¶ 32 of the Delphi Securities Action Stipulation and ¶ 20 of the Delphi ERISA Action Stipulation, provided, however, the Parties agree that any reasonable Notice Costs incurred and paid or payable prior to such termination shall be deemed Defense Costs under Side B of the Insurance Policies, and, without prejudice to Delphi’s right to contend that the retention has been satisfied and to seek to hold National Union liable for those Notice Costs, Delphi in the first instance shall pay the Insurers other than National Union pro rata the Notice Costs deducted by the respective Delphi Securities Action Escrow Agent and the Delphi ERISA Action Escrow Agent.
     15. National Union shall be entitled to be paid by the Delphi Former Officers and Employees Escrow Agent $20 million plus any earned interest thereon less any amount for defense costs incurred pursuant to ¶ 10 herein, any taxes paid or due with respect to any interest income, and any account administrative costs incurred. National Union shall be entitled to be paid by the Delphi Securities Action Escrow Agent the amount National Union paid to it pursuant to ¶ 11 hereof less any amounts deducted by the Delphi Securities Action Escrow Agent pursuant to ¶ 32 of the Delphi Securities Action Stipulation. The Delphi Former Officers and Employees shall have no obligation to repay any funds remitted pursuant to ¶ 11 hereof.
NO ADMISSION OF WRONGDOING
     16. This Insurance Stipulation, whether or not consummated, and any proceedings taken pursuant to it shall not be admissible in any other action or proceeding between the Parties except in an action to interpret or enforce this Insurance Stipulation, and shall not be deemed an admission of wrongdoing or liability of any party.
MISCELLANEOUS PROVISIONS
     17. This Insurance Stipulation may not be modified or amended, nor may any of its provisions be waived, except by a writing signed by all parties hereto or their successors-in-interest.
     18. The headings herein are used for the purpose of convenience only and are not meant to have legal effect.
     19. The waiver by one party of any breach of this Insurance Stipulation by any other party shall not be deemed a waiver of any other prior or subsequent breach of this Insurance Stipulation.
     20. This Insurance Stipulation constitutes the entire agreement concerning the Insurance Settlement, and no representations, warranties, or inducements have been made by any party hereto concerning this Insurance Stipulation, other than those contained and memorialized in this Insurance Stipulation.

     21. This Insurance Stipulation may be executed in one or more original, photocopied or facsimile counterparts. All executed counterparts and each of them shall be deemed to be one and the same instrument.
     22. This Insurance Stipulation shall be binding upon, and inure to the benefit of, the successors and assigns of the parties hereto.
     23. The construction and interpretation of this Insurance Stipulation shall be governed by the internal laws of the State of New York without regard to conflicts of laws, except to the extent that federal law of the United States requires that federal law governs.
     24. This Insurance Stipulation shall not be construed more strictly against one party than another merely by virtue of the fact that it, or any part of it, may have been prepared by counsel for one of the parties, it being recognized that it is the result of arm’s-length negotiations between the parties and all parties have contributed substantially and materially to the preparation of this Insurance Stipulation.
     25. All counsel and any other person executing this Insurance Stipulation warrant and represent that they have the full authority to do so and that they have the authority to take appropriate action required or permitted to be taken pursuant to this Insurance Stipulation to effectuate its terms.
     26. All Parties to this Insurance Stipulation warrant and represent that they have not assigned any rights, claims, or obligations related to this agreement on or before the date of execution of this Insurance Stipulation.
DATED: August 31, 2007

EXHIBIT A
1.	Proof of claim number 9787, filed by Donald L. Runkle, dated June 20, 2006

2.	Proof of claim number 10582, filed by J. T. Battenberg III, dated July 21, 2006

3.	Proof of claim number 11104, filed by Oscar de Paula Bernardes Neto, dated July 10, 2006

4.	Proof of claim number 11105, filed by Robert H. Brust, dated June 27, 2006

5.	Proof of claim number 11106, filed by Virgis W. Colbert, dated June 27, 2006

6.	Proof of claim number 11107, filed by David N. Farr, dated June 29, 2006

7.	Proof of claim number 11108, filed by Bernd Gottschalk, dated July 20, 2006

8.	Proof of claim number 11111, filed by John D. Opie, dated June 28, 2006

9.	Proof of claim number 12056, filed by John Blahnik, dated July 27, 2006

10.	Proof of claim number 12164, filed by Bernd Gottschalk, dated July 20, 2006

11.	Proof of claim number 12184, filed by Catherine M. Rozanski, dated July 27, 2006

12.	Proof of claim number 13410, filed by Alan S. Dawes, dated July 28, 2006

13.	Proof of claim number 14935, filed by Milan Belans, dated July 28, 2006

14.	Proof of claim number 15599, filed by Paul R. Free, dated July 26, 2006

15.	Proof of claim number 15806, filed by John D. Sheehan, dated July 27, 2006

HELLER EHRMAN LLP

By:	/s/ Timothy W. Burns
Timothy W. Burns

One East Main Street Suite 201 Madison, WI 53703-5118 Telephone: (608) 663-7487 Facsimile: (608) 663-7499

SHEARMAN & STERLING LLP Stuart J. Baskin Brian H. Polovoy Marc D. Ashley 599 Lexington Avenue New York, New York 10022-6069 Telephone: (212) 848-4000 Facsimile: (212) 848-7179

Counsel for Delphi Corporation, Delphi Trust I,
Delphi Trust II, Robert H. Brust,
Virgis W. Colbert, David N. Farr,
Bernd Gottschalk, Susan A. McLaughlin, Oscar
de Paula Bernardes Neto, Cynthia A. Niekamp,
John D. Opie, Roger S. Penske, Donald S.
Runkle, John D. Sheehan, and Patricia C. Sueltz

BAKER BOTTS L.L.P.

By:
William H. Jeffress, Jr.
Joe R. Caldwell. Jr
Bridget M. Moore
Michael G. Pattillo, Jr.

1299 Pennsylvania Avenue, N.W. Washington, DC 20004-2400 Telephone: (202) 639-7788 Facsimile: (202) 639-7980

Counsel for J.T. Battenberg

O’MELVENY & MYERS LLP

By:	/s/ Robert M. Stern (per consent 8/30/07 MJL)
Robert N. Eccles
Robert M. Stern

1625 Eye Street, NW Washington, DC 20006-4001 Telephone: (202) 383-5315 Facsimile: (202) 383-5414

Counsel for Alan S. Dawes

BAKER BOTTS L.L.P.

By:	/s/ Bridget M. Moore William H. Jeffress, Jr.
Joe R. Caldwell, Jr
Bridget M. Moore
Michael G. Pattillo, Jr.

1299 Pennsylvania Avenue, N.W. Washington, DC 20004-2400 Telephone: (202) 639-7788 Facsimile: (202) 639-7980

Counsel for J.T. Battenberg

O’MELVENY & MYERS LLP

By:

Robert N. Eccles
Robert M. Stern

1625 Eye Street, NW Washington, DC 20006-4001 Telephone: (202) 383-5315 Facsimile: (202) 383-5414

Counsel for Alan S. Dawes

PEPPER HAMILTON LLP

By:	/s/ Matthew J. Lund
Matthew J. Lund

100 Renaissance Center Suite 3600 Detroit, MI 48243-1157 Telephone: (313) 259-7110

Counsel for Paul R. Free

SARETSKY HART MICHAELS & GOULD PC

By:	/s/ Eric A. Michaels (per consent 8/30/07 MJL)

Eric A. Michaels

995 South Eton Birmingham, Michigan 48009 Telephone: (248) 502-3300

Counsel for Judith Kudla

MILLER, CANFIELD. PADDOCK and STONE, PLC

By:	/s/ Matthew P. Allen

Thomas W. Cranmer
Matthew P. Allen

150 W. Jefferson, Suite 2500 Detroit, Michigan 48226 (313) 963-6420

Counsel for John G. Blahnik and Peter H. Janak

CLARK HILL PLC

By:	/s/ Charles E. Murphy

Martin E. Crandall
Charles E. Murphy

500 Woodward Avenue Suite 3500 Detroit, MI 48226 Telephone: (313) 965-8413

Counsel for Milan Belans

BUTZEL LONG PC

By:	/s/ David Dumouchel (w/consent Matt Allen 8/30/07)

David Dumouchel
Laurie J. Michelson

150 W. Jefferson Avenue Suite 100 Detroit, MI 48226 Telephone: (313) 225-7004

Counsel for Cathy Rozanski

EDWARDS ANGELL PALMER & DODGE LLP

By:	/s/ Mary-Pat Cormier
John D. Hughes
Mary-Pat Cormier

111 Huntington Avenue Boston, MA 02119 Telephone: (617) 951-3373

Counsel for Allied World Assurance Company and Endurance Specialty Insurance Ltd.

FEDERAL INSURANCE COMPANY

By:

Brendan R. Kelley
Assistant Vice President
Chubb & Son, A Division of Federal Insurance Co.

BOUNDAS SKARZYNSKI WALSH & BLACK, LLC

By:

James A. Skarzynski
David T. Burrowes
Nathan L. Strup

200 E. Randolph Drive Suite 7200 Chicago, IL 60601 Telephone: (312) 946-4214

Counsel for Great American Insurance Company

EDWARDS ANGELL PALMER & DODGE LLP

By:
John D. Hughes
Mary-Pat Cormier

111 Huntington Avenue Boston, MA 02119 Telephone: (617) 951-3373

Counsel for Allied World Assurance Company and Endurance Specialty Insurance Ltd.

Chubb & Son a division of Federal Insurance Co.

By:	/s/ Brendan R. Kelley

Brendan R. Kelley
Assistant Vice President

BOUNDAS SKARZYNSKI WALSH & BLACK, LLC

By:
James A. Skarzynski
David T. Burrowes
Nathan L. Strup

200 E. Randolph Drive Suite 7200 Chicago, IL 60601 Telephone: (312) 946-4214

EDWARDS ANGELL PALMER & DODGE LLP

By:
John D. Hughes
Mary-Pat Cormier

111 Huntington Avenue Boston, MA 02119 Telephone: (617) 951-3373

Counsel for Allied World Assurance Company and Endurance Specialty Insurance Ltd.

FEDERAL INSURANCE COMPANY

By:

Brendan R. Kelley
Assistant Vice President
Chubb & Son, A Division of Federal Insurance Co.

BOUNDAS SKARZYNSKI WALSH & BLACK, LLC

By:	/s/ David T. Burrowes

James A. Skarzynski
David T. Burrowes
Nathan L. Strup

200 E. Randolph Drive Suite 7200 Chicago, IL 60601 Telephone: (312) 946-4214

Counsel for Great American Insurance Company

ROSS DIXON & BELL, LLP

By:	/s/ Kimberly E. Rients Blair w/consent 8/30/07

Kimberly E. Rients Blair

55 West Monroe Street
Suite 3000
Chicago, IL 60603-5758
Telephone: (312) 759-5945

Counsel for Twin City Fire Insurance Company

BAILEY CAVALIERI LLC

By:
R. Stacy Lane

10 West Broad Street
Suite 2100
Columbus, OH 43215-3422
Telephone: (614) 229-3203

Counsel for Zurich American Insurance Company

D’AMATO & LYNCH, LLP

By:
Thomas F. Breen

70 Pine Street
New York, NY 10270-0110
Telephone: (212) 269-0927

Counsel for National Union Fire Insurance Company of Pittsburgh, Pa. and Starr Excess International

ROSS DIXON & BELL, LLP

By:
Kimberly E. Rients Blair

55 West Monroe Street
Suite 3000
Chicago, IL 60603-5758
Telephone: (312) 759-5945

Counsel for Twin City Fire Insurance Company

BAILEY CAVALIERI LLC

By:	/s/ R. Stacy Lane

R. Stacy Lane

10 West Broad Street
Suite 2100
Columbus, OH 43215-3422
Telephone: (614) 229-3203

Counsel for Zurich American Insurance Company

D’AMATO & LYNCH, LLP

By:
Thomas F. Breen

70 Pine Street
New York, NY 10270-0110
Telephone: (212) 269-0927

Counsel for National Union Fire Insurance Company of Pittsburgh, Pa. and Starr Excess International

ROSS DIXON & BELL, LLP

By:
Kimberly E. Rients Blair

55 West Monroe Street
Suite 3000
Chicago, IL 60603-5758
Telephone: (312) 759-5945

Counsel for Twin City Fire Insurance Company

BAILEY CAVALIERI LLC

By:
R. Stacy Lane

10 West Broad Street
Suite 2100
Columbus, OH 43215-3422
Telephone: (614) 229-3203

Counsel for Zurich American Insurance Company

D’AMATO & LYNCH, LLP

By:	/s/ Thomas F. Breen

Thomas F. Breen

70 Pine Street
New York, NY 10270-0110
Telephone: (212) 269-0927

Counsel for National Union Fire Insurance Company
of Pittsburgh, Pa. and Starr Excess International

KAUFMAN BORGEEST & RYAN LLP

By:	/s/ Wayne E. Borgeest by Paul Curley w/permission

Wayne E. Borgeest

99 Park Avenue, 19th Floor
New York, NY 10016
Telephone: (212) 980-9600

Counsel for Arch Insurance Company

SEDGWICK, DETERT, MORAN & ARNOLD LLP

By:
Joseph M. Smick

125 Broad Street, 39th Floor
New York, NY 10004-2400
Telephone: (212) 422-0202

Counsel for American Casualty Company of Reading PA

THOMPSON, LOSS & JUDGE, LLP

By:
Thomas J. Judge

Two LaFayette Centre, Ste. 450
1133 21st Street, NW
Washington, DC 20036
Telephone: (202) 778-4060

Counsel for St. Paul Mercury Insurance Company

KAUFMAN BORGEEST & RYAN LLP

By:

Wayne E. Borgeest

99 Park Avenue, 19th Floor
New York, NY 10016
Telephone: (212) 980-9600

Counsel for Arch Insurance Company

SEDGWICK, DETERT, MORAN & ARNOLD LLP

By:	/s/ Joseph M. Smick
Joseph M. Smick

125 Broad Street, 39th Floor
New York, NY 10004-2400
Telephone: (212) 422-0202

Counsel for America Casualty Company of Reading PA

THOMPSON, LOSS & JUDGE, LLP

By:
Thomas J. Judge

Two LaFayette Centre, Ste. 450
1133 21st Street, NW
Washington, DC 20036
Telephone: (202) 778-4060

Counsel for St. Paul Mercury Insurance Company

KAUFMAN BORGEEST & RYAN LLP

By:
Wayne E. Borgeest

99 Park Avenue, 19th Floor
New York, NY 10016
Telephone: (212) 980-9600

Counsel for Arch Insurance Company

SEDGWICK, DETERT, MORAN & ARNOLD LLP

By:
Joseph M. Smick

125 Broad Street, 39th Floor
New York, NY 10004-2400
Telephone: (212) 422-0202

Counsel for American Casualty Company of Reading PA

THOMPSON, LOSS & JUDGE, LLP

By:	/s/ Thomas J. Judge

Thomas J. Judge

Two LaFayette Centre, Ste. 450
1133 21st Street, NW
Washington, DC 20036
Telephone: (202) 778-4060

Counsel for St. Paul Mercury Insurance Company